UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2019, Stifel Financial Corp. (the “Company”) filed a Certificate of Designations (the “Certificate of Designations”) to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, establishing the designations, preferences, powers and rights of perpetual 6.25% Non-Cumulative Preferred Stock, Series B (the “Preferred Stock”), par value $1.00 per share, liquidation preference of $25,000 per share.

A copy of the Certificate of Designations is attached to this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01 Other Events.

On February 28, 2019, the Company closed the sale of 6,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1000th interest in a share of Preferred Stock. The Depositary Shares were registered for offer and sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-219926) declared effective by the Securities and Exchange Commission (“SEC”) on August 17, 2017 (the “Registration Statement”). The Company received net proceeds (before expenses) of approximately $145.3 million and will use such proceeds for general corporate purposes.

In connection with the offering of the Depositary Shares, the Company is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Certificate of Designations (Exhibit 3.1 to this Current Report on Form 8-K), (ii) the Deposit Agreement, dated February 28, 2019, between the Registrant, Computershare Inc., and Computershare Trust Company, N.A., jointly as Depositary (Exhibit 4.1 to this Current Report on Form 8-K), (iii) the form of depositary receipt (Exhibit 4.2 to this Current Report on Form 8-K) and (iv) the opinion of counsel with respect to the validity of the Depositary Shares and the Preferred Stock (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01 Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designations of 6.25% Non-Cumulative Preferred Stock, Series B.

4.1	Deposit Agreement dated February 28, 2019.

4.2	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Bryan Cave Leighton Paisner LLP.

23.1	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: February 28, 2019	By:	/s/ James M. Marischen
James M. Marischen Chief Financial Officer